CONFIDENTIAL TREATMENT REQUESTED

PATENT RIGHTS ASSIGNMENT AGREEMENT

between

Inventergy, Inc.

and

 Huawei Technologies Co., Ltd.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	1 / 65

CONFIDENTIAL TREATMENT REQUESTED

PATENT RIGHTS ASSIGNMENT AGREEMENT

This PATENT RIGHTS ASSIGNMENT AGREEMENT (“Agreement”) is entered into by and between Huawei Technologies Co., Ltd., a Chinese Corporation, having offices at Administration Building Huawei Technologies Co., Ltd. Bantian Longgang District, Shenzhen 518129, P. R. China (“Assignor”) , and Inventergy, Inc., a Delaware corporation, having offices at 19925 Stevens Creek Boulevard, Suite 100, Cupertino, California, 95014 United States of America (“Assignee”) (Assignee and Assignor each a “Party” and together the “Parties”).

WHEREAS Assignor owns certain rights, title and interest in and to the Transferred Patents (as defined below) and Assignor wishes to sell its entire rights, title and interest in and to the Transferred Patents to Assignee;

WHEREAS Assignor wishes to sell Assignor’s entire rights, title and interest in and to the Transferred Patents and the causes of action to sue for infringement thereof and other enforcement rights;

WHEREAS Assignee wishes to purchase Assignor’s entire rights, title and interest in and to the Transferred Patents;

and

WHEREAS the Parties wish to share the net revenue arising from the commercialization of the Transferred Patents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1 Definitions

1.1 “Affiliate” means, with respect to a Party, any other entity directly or indirectly controlling, controlled by or under common control with such Party. For purposes of this definition, the term “control” (including the correlative terms “controlled by” and “under common control with”), as used with respect to any entity, means the possession, directly or indirectly, more than 50% of the outstanding voting shares or securities (or other ownership interest as the case may be in a partnership, joint venture or unincorporated association) or the possession of the power to direct or cause the direction of the overall management policies of such entity, whether through the ownership of voting securities or by contract or otherwise.

1.2 “Assignment Agreement” means a written assignment of ownership expressly directed to a patent and/or patent application of a Transferred Patent Right by the inventor(s) and/or prior owners of a patentable invention disclosed in such patent or patent application.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	2 / 65

CONFIDENTIAL TREATMENT REQUESTED

1.3 “Challenge Process” means an opposition, ex parte, inter-partes or Post Grant Review, or similar administrative challenge against any patent in any jurisdiction.

1.4 Common Interest Agreement” means an agreement, in the form set forth on Exhibit E, setting for the continuing terms under which Assignor and Assignee will protect certain information relating to the Transferred Patents under applicable common interest privileges.

1.5 “Docket” means Assignor’s or its agents’ list or other means of tracking information relating to the prosecution or maintenance of the Transferred Patents throughout the patent covered territories, including, without limitation, the names, addresses, email addresses, and phone numbers of prosecution counsel and agents, and information relating to deadlines, payments, and filings, which list or other means of tracking information, to the extent they exist and are reasonably available to Assignor, is current as of the Effective Date.

1.6 “Due Date” means at latest date on which a payment can be made or an action taken without incurring a penalty, surcharge or other additional payment.

1.7 “Effective Date” means the date set forth as the Effective Date on the signature page of this Agreement.

1.8 “Escrow Agent” means an Escrow Agent appointed and approved by both Assignor and Assignee to receive documents pursuant to this Agreement, as agreed to by the Escrow Agreement attached as Exhibit F.

1.9 “Executed Assignments” means executed and witnessed Assignment(s) of Patent Rights in Exhibit B, each as signed by a duly authorized representative of Assignor.

1.10 “Knowledge” with respect to a Party means the actual knowledge of such Party’s current officers and current employees of such Party who has been directly responsible for or directly involved in the patent prosecution and/or licensing (other than with respect to agreements relating to the sales of products in the ordinary course of business) of the Transferred Patents.

1.11 “Transferred Patents” means (subject to Section 4.5) all patents (“Listed Patents”) and patent applications (“Transferred Patent Applications”) of each Patent Family listed in Exhibit A hereto. “Patent Family” includes all such Listed Patents and/or Transferred Patent Applications, and any other patent(s) and/or patent application(s) that either claim priority to such Listed Patents and/or Transferred Patent Applications, or to which such Listed Patents and/or Transferred Patent Applications claim priority, whether pending, granted, lapsed or otherwise expired.

1.12 “Prosecution History Files” means all files, documents and tangible things that are in the central repository in which Assignor stores substantially all of the corporate files relating to its patents and patent applications and maintained by Assignor or its outside prosecution counsel, as those terms have been interpreted pursuant to rules and laws governing the production of documents and things, constituting, comprising or relating to the prosecution, maintenance, filing, issuance, registration, assertion of the Patents.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	3 / 65

CONFIDENTIAL TREATMENT REQUESTED

1.13 “Net Revenue” means all income, whether in cash or any other form of benefits to Assignee and any of its assigns, successor-in-interests or exclusive licensees, derived and actually received by Assignee or its assigns, successor-in-interests or exclusive licensees from licensing, revenue sharing, selling, or other monetization of the Transferred Patents, less

(a) any reimbursement to its licensees due to overpayments from such licensees to Assignee and

(b) all accrued third party litigation related expenses reasonably directly related and attributable to the assertion, enforcement or other related activities for the Transferred Patents, only to the extent such fees and expenses can be reasonably proved by written documentation provided to Assignor, including fees for (i) third party technical experts as litigation consultants and expert witnesses, litigation firms and damages experts, (ii) litigation related document preparation costs, and (ii) any court related costs or fees.

For the avoidance of doubt, Net Revenue does not encompass any receipts by Assignee due to general corporate financing, whether equity or debt, or money or other value received as part of changes of control, mergers or acquisitions of substantially all the assets of Inventergy, its successors or assigns, or similar general corporate transactions.

2 Payment and revenue sharing

2.1 Purchase Payment. Assignee shall pay to Assignor the initial Purchase Payment amount of * US Dollars ($*), a) Four Million US Dollars ($4,000,000) (“First Payment”) to be paid within 10 business days following Assignee’s receipt of the written notice from the Escrow Agent, no portion of which shall be refundable; b) Assignee shall pay Assignor the remaining Purchase Payment amount of * US Dollars ($*) (“Second Payment”) when Assignee has received * US Dollars ($*) in Net Revenue, no portion of which shall be refundable. The aforesaid subsection b) payment shall be due within thirty (30) calendar days following the last day of the specific quarter in which the Net Revenue comes to * US Dollars ($*).

2.2 The payments specified in Section 2.1 hereof shall be made to Assignor in U.S. Dollars by wire transfer to the following account:

Huawei Technologies Co., Ltd.,

Account Name: *

Account Number: *

Bank Name: *

Bank Swift Code: *

2.3 If Assignor does not receive the First Payment set forth in this Section 2.1 a) 15 business days after Assignor has received the written notice from the Escrow Agent, Assignor shall have the right to void this Agreement ab initio upon written notice to Assignee. Upon termination, Assignee and the Escrow Agent will return all documents delivered to Assignee and/or the Escrow Agent under Section 4 to Assignor, including in particular the Executed Assignment(s) and all such Executed Assignments are void ab initio. The provisions of Sections 7 and 8 will survive any termination.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	4 / 65

CONFIDENTIAL TREATMENT REQUESTED

2.4 Shared Revenue. In addition to the Purchase Payment of Section 2.1, Assignee shall pay Assignor Shared Revenue of * percent (*%) (“Net Revenue Percentage”) of Net Revenue. Beginning with the first calendar quarter following the Effective Date of this Agreement, and continuing each quarter thereafter, Assignee shall provide Assignor with a statement, accompanied with reasonable sufficient supporting documentation for the defined revenue and expense calculations of Section 1.12, of the amount of Net Revenue received during the immediately preceding calendar quarter along with the Shared Revenue payment due, if any. Such statement and Shared Revenue payments shall be due within thirty (30) calendar days following the last day of each quarter. If Huawei * any of its * as set forth in Section *, then for each such *, the * will be reduced for * (or earlier if that particular * ends earlier (pursuant to particular provisions of Section *)) in the following fashion: if only * is currently in effect during any period, the * will be * at Year *, another * at Year *, and yet another * at Year *, the * will be reduced to *% from the beginning of year * to the beginning of year *; to *% between the start of Year * to Year *; *% between Year * and the start of Year *; back up to *% between the start of Year * and the start of Year * (because the next * is then the primary existing * after the previous * ends and therefore reduces the * by *% rather than the previous *%); increases to *% between the start of Year * and Year * (the final * now being primary), and thereafter back * to the *%.

(a) For any potential transaction in which Net Revenue may be realized and for which the transaction involves a mixture of Transferred Patents and other patents owned by Assignee, the Parties agree to negotiate in good faith for the appropriate apportionment of the revenue as well as the expenses per Section 1.12 prior to concluding such a transaction

(b) For any * of any of the Transferred Patents by Assignee, Assignor is granted * for such action, except in cases of (i) * and (ii) *).

2.5 Taxes. All payments to be made by the Assignee to the Assignor under this Section 2 shall be made without any set-off, counterclaim, withholding or deduction, be it tax-related or otherwise, unless specifically required by any applicable laws and/or regulations as reasonably determined by Parties.  In the event that a withholding tax or tax deduction is required, the Assignee can make the payment to the Assignor net of the withholding tax or tax deduction, subject to the following requirements under this Section.

(a) Both the Assignee and the Assignor shall use commercially reasonable efforts to do all such things and acts and to sign all such documents as will enable them to take advantage of any benefits under the applicable treaties or agreements between or otherwise recognized by their respective jurisdiction.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	5 / 65

CONFIDENTIAL TREATMENT REQUESTED

(b) The Assignee shall supply to the Assignor evidence to the reasonable satisfaction of the Assignor that the Assignee has accounted to the appropriate governmental authorities for the tax withheld or deducted, and shall provide all such assistance as may be requested by the Assignor in recovering, or otherwise obtaining any benefits on account of, the tax withheld or deducted. In particular, the Assignee shall be responsible for obtaining a tax clearance certificate from appropriate governmental tax authorities and provide it to the Assignor within 60 days after such taxes shall become due and payable.

(c) If the Assignee intends to make a payment to the Assignor in accordance with Section 2.1(b)(“Second Payment”) and 2.4(“Shared Revenue”), the Assignee will first notify Assignor of such intent and Assignor will notify Assignee within ten (10) business days of whether the Assignee should or should not withhold or deduct any taxes. Assignee is deemed by this Agreement to have the intent not to pay any withholding tax for the $4,000,000 First Payment set forth in Section 2.1(a), as appropriate notice to Assignor for this Section’s purposes. If the Assignee, based on a foregoing notice of Assignor, makes a payment to Assignor without withholding or deducting any taxes and a subsequent audit or other examination identifies that a withholding or deduction should have been made from the payment, the Assignor shall be solely and exclusively liable to bear and settle with the appropriate governmental authorities the taxes not withheld or deducted, along with any interest, penalties and other charges associated therewith the taxes and determined based upon the taxes.

2.6 Audit of Records. No more than once each calendar year and upon reasonable advance written notice, Assignor may have an independent auditor audit the applicable records, at Assignor’s request and expense, to verify the accuracy of the calculations of shared revenue due to Assignor under this Agreement. All such records shall be treated as confidential information by the independent auditor and shall not be disclosed to Assignor except insofar as necessary to verify to Assignor the accuracy of Assignee’s payments to Assignor. Any payment adjustments (whether due to under- or over-payments) shall be incorporated with the next quarterly payment under this Agreement. Should any payment be underpaid by 5% or more, without reasonable explanation, then Assignee shall pay the reasonable expense of such audit, if any, along with a late payment fee of interest on the under-payment amount at an annual interest rate of * (*%) or the maximum interest rate permitted by law, whichever is lesser, paid with the next quarterly payment due under this Agreement. Assignee shall preserve and maintain all such books and records required for audit for a period of five (5) years after the calendar quarter for which the books and records apply.

3 Assignment and License back

3.1 Patent Assignment. Effective as of the Effective Date, but perfected at Closing, including Assignor’s receipt of First Payment set forth in Section 2.1a) (“Assignment Date”), Assignor hereby sells, assigns, and transfers to Assignee, subject to encumbrances attendant to the Transferred Patents including which has been specifically set forth on Exhibit C, its entire right, title and interest in and to all of the Transferred Patents. Assignor understands and acknowledges that, if any of the Transferred Patents are assigned to Assignor’s Affiliates, Assignor may be required prior to the Closing to perform certain actions to establish that Assignor is the assignee and to record such assignments.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	6 / 65

CONFIDENTIAL TREATMENT REQUESTED

3.2 Assignment of Additional Rights. As of Assignment Date, Assignor hereby also sells, assigns, transfers, and conveys to Assignee all right, title and interest in and to all:

(a) any and all continuations, divisionals, reissues, reexaminations, or other similar refiling or additional filing of a patent application for claims based upon embodiments contained in the specifications of any of the Transferred Patents

(b) rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any of the Transferred Patents;

(c) causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Transferred Patents and/or the rights described in subparagraph 3.2(b), including, without limitation, all causes of action and other enforcement rights for (i) past, present and future damages, (ii) injunctive relief, and (iii) any other remedies of any kind for past, current and future infringement; and

(d) rights to collect past, present and future royalties or other payments under or on account of any of the Transferred Patents and/or any of the foregoing, except to the extent such royalties arise under or are otherwise associated with any of the pre-existing encumbrances.

3.3 License Back. Effective as of the Assignment Date, Assignee hereby grants to Assignor and its current and future Affiliates, under the Transferred Patents, a royalty-free, fully-paid up, perpetual, irrevocable, worldwide, non-exclusive, non-sublicensable (except as expressly set forth in this Agreement), * (*) right and license to practice any methods and to make, have made, use, distribute, lease, sell, offer for sale, license, import, export, manufacture, develop, design, and/or otherwise dispose of any products or services, regardless of using any trademark or trade name of Assignor, its current and future Affiliates, or any third party (“Assignor Products”) For further clarity, the license under this Section shall cover * or * activities that Assignor may * to * which are *, *, and/or * by such *. This license shall extend to *. “*” means a * of a * with a *, only: (i) if the * would, absent the license granted in this Agreement, constitute infringement (whether direct, contributory or induced) of a claim within an Transferred Patent; and (ii) if the combination of the third party product with the Assignor Product infringes a claim of an Transferred Patent that would not be infringed by the third party product absent such combination (“*”). Such license to * shall extend only to the portion or functionality of the * which is enabled by the *. No license is granted for any * on a * (i.e., *), and the * hereunder to * shall extend only to *.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	7 / 65

CONFIDENTIAL TREATMENT REQUESTED

3.4 As of the Assignment Date, Assignee agrees not to assert, claim for potential infringement or file suit in any court of law or the International Trade Commission, or permit any of its Affiliates to assert, claim for potential infringement or file suit, in any case with respect to the Transferred patents against (i) each direct or indirect authorized distributor, reseller, OEM, supplier, agent, end-users, or customers of Assignor or its Affiliates, with respect to making, using, importing and/or selling Assignor Products, or (ii) Assignor or its Affiliates.

(a) As of the Assignment Date and for a period of two calendar years, Assignee agrees not to assert, claim for potential infringement or file suit in any court of law or the International Trade Commission, or permit any of its Affiliates to assert, claim for potential infringement or file suit, in any case with respect to the any patent that is acquired, owned or for which the Assignee or its Affiliates have a right to license, against Assignor or its Affiliates.

3.5 The provisions of Sections 3.3 and 3.4 (not including 3.4(a)) includes the right to grant, without notice or accounting and with any required consents hereby deemed granted by Assignee, similar rights and provisions of the same or lesser scope to (i) * to which, on or after the Effective Date, Assignor *, provided however, any sublicense granted pursuant to this Section 3.5(i) shall be no more broad than necessary * and any *, *, *, * or * of those *, or (ii) to * which * or * is subsequently *, provided however, any sublicense granted pursuant to this Section 3.5(ii) shall be no more broad than necessary to *, and any *, *, *, * or * of those products or services.

3.6 As of the Assignment Date and subject to the conditions of Section 3.6 below, Assignee covenants specifically to Assignor not to assert, claim for potential infringement or file suit in any court of law or the International Trade Commission based on, or permit any of its Affiliates to file suit based on, any claim of the Transferred Patents * listed in Exhibit G (“*”). The promise and covenant of this Section 3.6 is personal between Assignee and Assignor. The * in Exhibit G are specifically *, and shall not *.

3.7 As of the Assignment Date, Assignee and/or any of its Affiliates may enter into *, *, * or * or the * based on * against any * listed in Exhibit H (“*”). Assignor has the right, at any time after the Effective Date, to add up to * additional *, * or * (but not * which *) to Exhibit H (“*”). At Assignor’s election, Assignor may request that Assignee covenant to Assignor that if any * for up to * (*) * (“*”) (such * to Assignee termed a “*”). Assignor has the right, which can be used repeatedly for * times, to conduct a further * (such further * shall not be treated as a repeat for the *, and shall not constitute another *. By way of explanation, and for avoidance of doubt, should Assignor elects to practice a * on * at Year *, subsequently practice a further request on an *, which is covered in Exhibit H, at Year *, such further request shall be deemed as a repeat but shall not constitute another * or cause any further * pursuant to Section 2.5.). Before such *, Assignor agrees to cooperate with Assignee and such *. As for any of the * or the * indicated * listed in List A of Exhibit H, the * shall be made within * days of the *. Such * shall terminate with respect to any such *, should such Entity *, *, or *, or *, *, except if i) the Additional Entity *, *, *, *, or *, *, or * within * days * or ii) if beyond the * period after * the * and/or in the event that the aforesaid *, the * agrees with Assignee to * and *. Assignee agrees that, except as expressly stated under this Section, it shall comply with the Assignor’s *. The promises and covenants of this Section 3.7 are personal between Assignee and Assignor. The * in Exhibit H are specifically not *, and shall not themselves have the power to enforce this * in at *, * or in *. After the Effective Date, Assignee will provide reasonable notification of any *, *, * or * on any of the Transferred Patents owned by Assignee, by *, and also provide notification on or before the * by Assignee of any * based on any of the Transferred Patents. Upon receipt of such notification, Assignor *, if necessary, as soon as possible.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	8 / 65

CONFIDENTIAL TREATMENT REQUESTED

3.8 If after the Effective Date, any of the * listed in Exhibit G and H * a *, the * to Assignor under Sections 3.6 and 3.7 shall not apply to this *.

3.9 Option Right. For one calendar year after the Closing date, Assignee has the option to acquire United States Patent 7,796,622 together with all related patent family members, (as defined in a similar fashion to each of the patent families in the Transferred Patents) (collectively, “the ’622 Patent Family).

4 Closing

4.1 Transmittals at Execution. Within ten (10) business days following the Effective Date, Assignor will deliver the following items:

(a) To Assignee’s Representatives: a transmitted copy of this Agreement and promptly thereafter delivered two (2) executed originals of this Agreement to Assignee’s representatives.

(b) To the Escrow Agent: one original Executed Assignment(s) as provided in Exhibit B.

4.2 Transmittals. At or before Closing, Assignor will send to Assignee electronic copies of Prosecution History Files for each Transferred Patent (including pending applications). And within sixty (60) calendar days following the Closing Date, Assignor will deliver to Assignee, or its legal counsel, the items, to the extent they exist and are reasonably available to Assignor identified on Exhibit D (the “Deliverables”).

4.3 Closing. The closing of the sale of the Transferred Patents hereunder will occur when all conditions set forth in Section 4.4 have been satisfied or waived and the payment set forth in Section 2.1a) is made (the “Closing”).

4.4 Closing Conditions. The following are conditions precedent to Assignee’s obligation to make the payment in paragraph 4.4.

(a) Signature by Assignor. Assignor timely executed this Agreement and delivered a Transmitted Copy of this Agreement to Assignee’s representatives by not later than May 15, 2013 at 6:00 p.m., Pacific Standard time and promptly delivered two (2) executed originals of this Agreement to Assignee’s representatives, as well as an executed copy of this Agreement to the Escrow Agent.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	9 / 65

CONFIDENTIAL TREATMENT REQUESTED

(b) Representations and Warranties True. Assignee is satisfied that, as of the Closing Date, the representations and warranties of Assignor contained in Section 6 are true and correct.

(c) Delivery of Executed Assignments. Assignor caused the Executed Assignments to be delivered to the Escrow Agent.

4.5 Payment and Release. Payment of the First Payment to the account set forth in Sections 2.1, 2.2 shall fully satisfy all initial payment obligations under this Agreement to Assignor. Upon receipt of the executed copy of this Agreement as well as the original Executed Assignment(s), Escrow Agent shall immediately give Parties a written notice to acknowledge receipt of duly Executed Assignment(s) as provided in Exhibit B, and present for Assignee’s payment. At the Closing and upon receipt of the payment set forth in Section 2.1 under this Agreement, Assignor will provide Escrow Agent written notice of permission, with a copy to Assignee’s Representatives, to release immediately the Executed Assignments to Assignee. Upon the receipt of such permission from Assignor, the Escrow Agent will then transfer the Executed Assignment(s) in Escrow to Assignee, who may then and only then record the Executed Assignments with the applicable patent offices.

4.6 Termination and Survival. In the event all conditions to Closing set forth in paragraph 4.3 are not met within fifteen (15) business days following the Effective Date, Assignee will have the right to terminate this Agreement by written notice to Assignor. Upon termination, Assignee and the Escrow Agent will return all documents delivered to Assignee and/or the Escrow Agent under this Section 4 to Assignor, including in particular the Executed Assignment(s) and all such Executed Assignments are void ab initio. The provisions of Sections 7 and 8 will survive any termination.

5 Additional Obligations

5.1 Prosecution of Applications and Maintenance of Patents. After Closing, Assignee shall have all rights to control (and the responsibility to assume and pay for) the prosecution and maintenance of the Transferred Patents throughout the world, including the decision whether or not to prosecute, continue prosecuting, initiate further prosecution with respect to and/or maintain any Transferred Patent.

5.2 Payment of Fees. Assignor will pay any maintenance fees, annuities, and the like have a Due Date on or before May 30, 2013. Assignor hereby gives Assignee power-of-attorney to (a) execute documents in the name of Assignor in order to effectuate the recordation of the transfers of any portion of the Patents in an governmental filing office in the world and (b) instruct legal counsel to take steps to pay maintenance fees and annuities that Assignor declines to pay and to make filings on behalf of Assignor prior to Closing and otherwise preserve the assets through Closing.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	10 / 65

CONFIDENTIAL TREATMENT REQUESTED

5.3 Future Cooperation. Within forty (40) calendar days following the Effective Date, Assignor agrees to cooperate with Assignee in order to facilitate a smooth handover of the Transferred Patents from Assignor to Assignee and, accordingly, will, at the other Party’s reasonable request, (i) execute or cause to be executed (where appropriate), acknowledge or cause to be acknowledged (where appropriate) and deliver or cause to be delivered (where appropriate) such further instruments and documents; and (ii) take such other action or cause such action to be taken, including, without limitation, execution, acknowledgment, and recordation of other such papers, and using commercially reasonable efforts to obtain the same from the respective inventors, and delivering executed documents in a form as may be required in all relevant jurisdictions to perfect assignment, in each case (i) and (ii) as are necessary or as either Party may reasonably request to fully perfect and effect the benefit of the transfer contemplated by this Agreement. Unless otherwise expressly specified under this Section 5.3 or further agreed by Parties in writing, Assignor and inventors of the Transferred Patents shall not be obligated to assist in prosecution, maintenance, litigation or licensing of the Transferred Patents or to execute or have executed additional oaths, declarations or any other assistance after the Closing Date. Assignee agrees to compensate Assignor for any out-of-pocket costs in relation to such assistance, if any.

5.4 In the event Assignee, or any successor in interest, assignee or exclusive licensee of any Transferred Patent, files any patent application that claims, or is entitled to claim, priority from any Transferred Patent, then such patent application and any patent issuing thereon shall be deemed to be a "Transferred Patent" and is subject to the reserved rights of Assignor or its Affiliates as set forth in this Agreement. In no event shall this Section 5.4 be interpreted to expand the rights assigned to Assignee under this Agreement.

5.5 Assignee acknowledges that the Transferred Patents may be subject to the express or implied licensing obligations of an open source license, standards body, patent pool or other similar alliances or entities. Accordingly, Assignee acknowledges and agrees that the sale and assignment of the Transferred Patents shall be subject to, and Assignee and its successor, exclusive licensee, shall abide by, all obligations arising out of the foregoing obligations that relate to the Transferred Patents.

5.6 With respect to the licenses and other rights reserved by Assignor, the obligations of Assignee under this Agreement (other than the payment obligation set forth in Section 2.1), and the agreements, rights, duties, and obligations between Assignor or its Affiliates and its or their licensees, Assignee agrees to compel its successors in interest, assigns and exclusive licensees of each Transferred Patent to abide by the terms of this Agreement.

6 Representations and Warranties

As of the Effective Date of this Agreement, each Party represents and warrants to the other party that:

6.1 It is a company duly formed and validly existing under the laws of the jurisdiction of its formation and has the full corporate power and authority to enter into, execute and deliver this Agreement and perform the obligations contained herein and it has obtained all necessary consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder;

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	11 / 65

CONFIDENTIAL TREATMENT REQUESTED

6.2 The execution and delivery by such Party of this Agreement and the performance by such Party of its obligations contemplated in this Agreement have been duly authorized by any necessary corporate or other action of such Party;

6.3 Neither Party has made any agreement with any third party which would entitle such third party to claim any fee, commission or reimbursement of expenses from the other Party or any of its Affiliates as a result of such Party entering into this Agreement. That is, for example, Assignee has not made an agreement that obligates Assignor to make any further payments to a third party as a result of this Agreement beyond the obligations provided for in this Agreement.

As of the Effective Date of this Agreement, Assignor makes the representations and warranties in Sections 6.4 through 6.8 to Assignee:

6.4 Assignor owns all right, title and interest to the Transferred Patents existing as of the Effective Date, including, without limitation, all right, title and interest to sue for infringement of the Transferred Patents and has the right to make the assignments provided in Section 3.

6.5 To the Knowledge of Assignor, all such Transferred Patents are free from all liens, claims, mortgages, security interests or other encumbrances, or restrictions, except as listed on Exhibit C.

6.6 Assignor is responsible for the payment of all maintenance fees, annuities and other like fees for such Transferred Patents that having a due date on or before the later of (i) the Closing Date and (ii) May 31, 2013, and Assignee shall be responsible for the payment of all such fees due after such date above.

6.7 To the Knowledge of Assignor, except as listed on Exhibit C, there has been no litigation or suit filed and/or pending, or written assertion, (i) by or against Assignor concerning the ownership, validity, registrability, enforceability or use of any Transferred Patents, or (ii) contesting or challenging the ownership, validity, registrability or enforceability of Assignor’s right to use any Transferred Patents. To the Knowledge of Assignor, except as listed on Exhibit C, none of the Transferred Patents has ever been found invalid, unpatentable, or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and Assignor has no Knowledge of and has not received any notice or information of any kind from any source suggesting that the Transferred Patents may be invalid, unpatentable, or unenforceable. None of the Transferred Patents has been or is currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding except as noted in Exhibit A, and no such proceedings are pending or threatened. If any of the Transferred Patents are terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in this transaction. To the extent “small entity” fees were paid to the United States Patent and Trademark Office for any Transferred Patent, such reduced fees were then appropriate because the payor qualified to pay “small entity” fees at the time of such payment and specifically had not licensed rights in any of the Transferred Patents to an entity that was not a “small entity.”

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	12 / 65

CONFIDENTIAL TREATMENT REQUESTED

6.8 To the Knowledge of Assignor and after conducting a review of Assignor’s legal department database of patent license agreements with regard to the Transferred Patents, Assignor has not executed a patent license agreement with any third parties which expressly granted a patent license under any and/or or all Transferred Patents to any third party (the date indicated in parentheses next to each such party is expiring date), nor agreed to grant any such license in the future, except as disclosed in Exhibit C. For the avoidance of doubt the foregoing statements in this Section do not apply to (i) any mandatory license to any governmental authority or equivalent entity implied under any applicable law, (ii) any agreement between the Assignor or one of its Affiliates and its or their direct or indirect suppliers, customers or partners in connection with the supply, development, sale, license, or distribution, by or on behalf of Assignor, of products, software, technology or services, (iii) any obligation described in Section 5.5.

6.9 Except as expressly set forth in this Section 6, the Parties acknowledge and understand that the Transferred Patents are being sold “AS IS” in all respects and with all faults, and without warranties or representations of any kind, express or implied, with respect to the Transferred Patents. Assignor does not represent or warrant that the Transferred Patents are or are not of any particular scope, valid, enforceable, or infringed by any product, service or method. Assignor further does not represent or warrant that the subject matter disclosed in the Transferred Patents does or does not infringe the patent rights of any patent owner.

7 Limitations of Liability

7.1 Notwithstanding any provision to the contrary, Assignee shall indemnify and hold Assignor and its Affiliates harmless against all losses, costs and expenses (including employee time and attorneys’ fees) arising from Assignee’s activities relating to defense, enforcement or licensing of any Transferred Patents.

7.2 EXCEPT IN THE CASE OF ANY (1) BREACH OF CONFIDENTIALITY, OR (2) INTENTIONAL MISREPRESENTATION BY ANY PARTY:

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	13 / 65

CONFIDENTIAL TREATMENT REQUESTED

7.2.1	THE TOTAL LIABILITY OF EITHER PARTY TO THE OTHER UNDER THIS AGREEMENT WILL NOT EXCEED THE TOTAL PAYMENT PAID BY ASSIGNEE FOR THE ASSIGNED RIGHTS; AND

7.2.2	NEITHER PARTY SHALL BE LIABLE, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, FOR ANY PUNITIVE, SPECIAL, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES WHATSOEVER, OR FOR ANY LOSS OF ACTUAL OR ANTICIPATED PROFITS OR REVENUE, LOSS OF BUSINESS OPPORTUNITY, INCREASED FINANCING OR BORROWING COSTS, INCREASED COST OF CAPITAL, LOSS OF GOODWILL, BUSINESS INTERRUPTIONS, CLAIMS OF CUSTOMERS, INCREASED EXPENSE OF OPERATION, OR SIMILAR CLAIMS, WHICH IN ANY WAY ARISE OUT OF, RELATE TO, OR ARE A CONSEQUENCE OF, ANY PERFORMANCE OR NONPERFORMANCE HEREUNDER OR BREACH HEREOF.

8 Miscellaneous

8.1 Compliance with Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the Parties shall be subject to all laws, present and future, of any Governmental Authority having jurisdiction over the Parties and this transaction, and to orders, regulations, directions or requests of any such government.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	14 / 65

CONFIDENTIAL TREATMENT REQUESTED

8.2 Confidentiality of Terms. The Parties to this Agreement shall continue to maintain confidential all the information provided to Assignee as had been agreed to be maintained as confidential before the Effective Date of the Agreement. All the technical and commercial information provided to Assignee during the negotiation and performance of this Agreement, including, but not limited to, the content of this Agreement and the existence of this Agreement, any licenses, agreements, discussions, or negotiations relating to the Transferred Patents (including, without limitation, any licenses granted to the Transferred Patents prior to the Effective Date); and (c) any disagreement, dispute, or litigation relating to the Transferred Patents or relating to any licenses, contracts, or agreements concerning the Transferred Patents shall be treated as Confidential Information. The Parties shall strictly perform confidentiality obligations specified in the Non-Disclosure Agreement entered into by the Parties on December 20, 2012 and the Common Interest Agreement executed by the Parties together with this Agreement. Notwithstanding the foregoing provisions of this Section 8.2, nothing in this Agreement restricts or limits Assignee’s or Assignor’s ability to disclose that Assignee is the owner of the Transferred Patents and the fact that Assignee acquired the Transferred Patents from Assignor.

8.3 Press Release. The Parties shall consult with each other before issuing any press releases with respect to the subject matter of this Agreement and shall not issue any such press releases or make any such public statements without the prior written consent of the other Party, which shall not be unreasonably withheld.

8.4 Governing Law. This Agreement shall be governed by the laws of Hong Kong, without giving effect to principles of conflicts of law. All disputes, controversies and differences between the Parties arising out of or relating to this Agreement shall be settled amicably through negotiations in good faith. If any dispute or controversy cannot be settled amicably through negotiations within a thirty (30) calendar day period, it shall be submitted to Hong Kong International Arbitration Centre. The award of the arbitration shall be final and binding upon the Parties.

8.5 Entire Agreement and Miscellaneous Terms. The terms and conditions of this Agreement, including its exhibits, constitute the entire agreement between the Parties with respect to the subject matter hereof, and, except where explicitly stated otherwise, merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions. Neither of the Parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to the subject matter of this Agreement other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No oral explanation or oral information by either Party shall alter the meaning or interpretation of this Agreement. No amendments or modifications will be effective unless in writing signed by an authorized representative of each Party. These terms and conditions will prevail notwithstanding any different, conflicting or additional terms and conditions which may appear in any writing not expressly incorporated into this Agreement. This Agreement may be executed in four (4) or more counterparts, all of which, taken together, shall be regarded as one and the same instrument. The following exhibits are attached hereto and incorporated fully herein: Exhibit A (entitled “Transferred Patents”); Exhibit B (entitled “Assignment of Patent Rights”); Exhibit C (entitled “Existing Encumbrances”); Exhibit D (entitled “Initial Deliverables”); Exhibit E (entitled “Common Interest Agreement”); Exhibit F (entitled “Escrow Agreement”).

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	15 / 65

CONFIDENTIAL TREATMENT REQUESTED

8.6 Notices. All notices required or permitted to be given hereunder must be in writing, make reference to this Agreement, be delivered by hand, be dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

If to Assignor:	If to Assignee:
Director of Licensing Intellectual Property Rights Department Huawei Technologies Co., Ltd. Section B, Huawei Industrial Base Bantian, Longgang District Shenzhen 518129, P.R.China	Joseph Beyers Inventergy, Inc. 19925 Stevens Creek Boulevard, Suite 100 Cupertino, CA 95014

Such notices shall be deemed served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either Party may give written notice of a change of address and, after notice of the change has been received, any notice or request must thereafter be given to that Party at that changed address.

8.7 Relationship of Parties. The Parties are independent of each other. Neither Party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party. Nothing in this Agreement shall be construed to create an employment or agency relationship between Assignor and Assignee. In addition, this Agreement is solely for the benefit of the Parties, and nothing herein (express, implied or otherwise) is intended or shall be construed to confer upon or give to any person, other than the Parties and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

8.8 Severability. The terms and conditions stated herein are declared to be severable. If any paragraph, provision or clause in this Agreement is found or held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement will remain valid and enforceable to the extent the purpose of this Agreement can be effected, and the Parties shall use good faith to negotiate a substitute, valid and enforceable provision which most nearly effects the Parties’ intent in entering into this Agreement.

8.9 Waiver. Failure by either Party to enforce any term of this Agreement shall not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the Parties.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	16 / 65

CONFIDENTIAL TREATMENT REQUESTED

8.10 Successors and Assigns. This Agreement shall inure to the benefit of and be binding on Assignee and Assignor and their respective successors and assigns.

[Remainder of this page intentionally left blank]

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	17 / 65

CONFIDENTIAL TREATMENT REQUESTED

In witness whereof, the Parties have executed this Patent Rights Assignment Agreement as of the Effective Date of May 15, 2013:

Huawei Technologies Co., Ltd. (“Assignor”)	Inventergy, Inc. (“Assignee”)

Signature	Signature

Jianxin Ding (Jason)	Joseph W. Beyers
Printed Name	Printed Name

Director of Intellectual Property	Chairman & CEO
Title	Title

May 15, 2013	May 15, 2013
Date	Date

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	18 / 65

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

Transferred Patents

(EP Countries Include All Validated Countries for each Issued European Patent)

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
1	BR	BRPI614848A	2006-07-26	BRPI0614848A2	2011-04-19
1	CN	CN200510119756A	2005-11-04	CN100502402C	2009-06-17
1	CN	CN200680011706A	2006-07-26	CN101189850B	2012-02-22
1	EP	EP2006254341A	2006-08-18	EP1755310B1	2011-06-08	DE、ES、FR、GB、 IT
1	IN	IN2008CN454A	2008-01-28	IN254557B	2012-11-23
1	US	US2006506581A 11/506,581	18 Aug 2006	US7835352B2	2010-11-16
2	CN	CN200510093678A	2005-09-01	CN1925671 CN100551148C	2007-03-07
2	CN	CN200680011893A	2006-09-01	CN101156498 CN101156498B	2011-10-26
2	EP	EP2006775581A	2006-09-01	EP1871134B1	2009-12-16	DE、FR、GB
2	WO	WO2006CN2264A	2006-09-01	WO2007025487A1	2007-03-08
3	CN	CN200610058041A	2006-02-28	CN101031004B	2010-05-12
3	CN	CN200680012256A	2006-10-31	CN101160940B	2010-08-11
3	EP	EP2006805125A	2006-10-31	EP1993274A1	2008-11-19
3	US	US2007668532A 11/668,523	2007-01-30	US8149824B2	2012-04-03

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	19 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
3	WO	WO2006CN2924A	2006-10-31	WO2007098654A1	2007-09-07
4	CN	CN200680011910A	2006-10-24	CN101156398B	2010-10-27
4	CN	CN200510101368A	2005-11-11	CN1964365B	2011-06-22
4	EP	EP200623462A	2006-11-10	EP1786216B1	2009-12-30	DE、FR
4	US	US2006595768A 11/595,768	2006-11-10	US7693141B2	2010-04-06
4	WO	WO2006CN2841A	2006-10-24	WO2007054011A1	2007-05-18
5	CN	CN2005100280747	2005-07-22
5	CN	CN200610106654A	2006-07-21	CN1901550B	2011-08-10
5	EP	EP2006761541A	2006-07-21	EP1909434A1	2008-04-09
5	EP	EP2009160916A	2006-07-21	EP2086203A3	2009-10-28
5	US	US200817423A [08/0113,669] 12/017,423	2008-01-22	US7948955B2	2011-05-24
5	WO	WO2006CN1806A	2006-07-21	WO2007009396A1	2007-01-25
6	CN	CN200410078266.4	2005-09-21
6	CN	CN200510103571A	2005-09-21	CN 1764140A	2007-03-07
6	EP	EP2005791501A	2005-09-21	EP1796326B1	2012-01-18	FR、DE、IT、NL、 SE、GB
6	WO	WO2005CN1523A	2005-09-21	WO2006032204A1	2006-03-30
7	CN	CN200510108129A	2005-09-29	CN1941739B	2010-06-23
7	CN	CN200510098402A	2005-09-06	CN1929627B	2012-02-01
7	CN	CN200510108128A	2005-09-29	CN1941774B	2012-07-04
7	EP	EP200618705A	2006-09-06	EP1761077B1	2008-08-27	DE、FR、SE

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	20 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
7	US	US2006516946A 11/516,946	2006-09-06	US7787878B2	2010-08-31
7	WO	WO2006CN2299A	2006-09-06	WO2007028332A1	2007-03-15
8	CN	CN 200710167705.2	2004-10-05
8	CN	CN200410079321A	2004-10-05	CN1758649B	2010-04-28
8	EP	EP2005795754A	2005-10-08	EP1798918A1	2007-06-20
8	US	US2007703709A 11/703,709	2007-02-08	US7792116B2	2010-09-07
8	WO	WO2005CN1640A	2005-10-08	WO2006037276A1	2006-04-13
9	CN	CN200610077923A	2006-04-26	CN100563235C	2009-11-25
9	CN	CN200780000211A	2007-01-09	CN101313543B	2011-07-20
9	EP	EP2007702010A	2007-01-09	EP1973283B1	2010-09-29	FR、DE、GB
9	US	US2008170227A '12/170,227	2008-07-09	US8213419B2	2012-07-03
9	WO	WO2007CN78A	2007-01-09	WO2007079679A1	2007-07-19
10	CN	CN200510026737A	2005.06.14	CN1881961 CN100438515C	2006-12-20
10	CN	CN200510026714A	2005-06-13	CN1881959 CN100411398C	2006-12-20
10	CN	CN200510026736A	2005-06-14	CN1881960 CN100426805C	2006-12-20
10	CN	CN200680012195A	2006-05-25	CN101160799B	2011-04-20
10	EP	EP20060741982	2006.05.25	EP1796312A4 EP1796312A1	2007-06-13

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	21 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
10	US	US2007680234A 11/680,234	2007-02-28	US7881317B2	2011-02-01
10	WO	WO2006CN1094A	2006-05-25	WO2006133622A1	2006-12-21
11	CN	CN200510034992A	2005-05-29	CN100563282C 'CN 1870691	2009-11-25
11	EP	EP2006741937A	2006-05-22	EP1786162B1	2009-09-30	DE、GB
11	US	US2007707759A 11/707,759	2007-02-16	US8335221B2	2012-12-18
11	WO	WO2006CN1049A	2006-05-22	WO2006128356A1	2006-12-07
12	BR	BRPI0613589A2	2006-08-10	BRPI0613589A2	2011-01-18
12	CN	CN200510093052A	2005-08-25	CN1921459A 'CN 1921459	2007-02-28
12	CN	CN200680012205A	2006-08-10	CN101161011B	2011-08-10
12	EP	EP2006775336A	2006-08-10	EP1816887B1	2010-05-05	FR、DE
12	IN	IN2007KN4950A	2007-12-20	IN200704950P2	2008-08-01
12	JP	JP2008527289A	2006-08-10	JP04619441B2	2011-01-26
12	RU	RU2008101969A	2006-08-10	RU2408154C2	2010-12-27
12	US	US2007821113A 11/821,113	2007-06-21	US8125995B2	2012-02-28
12	WO	WO2006CN2018A	2006-08-10	WO2007022692A1	2007-03-01
13	CN	CN200510032840A	2005-01-14	CN100459569C CN 1805408A	2009-02-04

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	22 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
13	EP	EP2006705441A	2006-01-09	EP1718014B1	2008-10-15	FR、SE
13	US	US2003591218A 10/591,218	2007-11-21	US7898943B2	2011-03-01
13	WO	WO2006CN18A	2006-01-09	WO2006074596A1	2006-07-20
14	CN	CN200680013147A	2006-06-14	CN101164290A	2008-04-16
14	CN	CN200510098546A	2005-09-02	CN100479417C 'CN 1925450	2009-04-15
14	EP	EP2006119909A	2006-08-31	EP1760986A1	2007-03-07
14	US	US2006469796A 11/469,796	2006-09-01	US8108526B2	2012-01-31
14	WO	WO2006CN1325A	2006-06-14	WO2007025429A1	2007-03-08
15	CN	CN200610170447A	2006-12-30	CN101212309B	2011-06-15
15	EP	EP2007846226A	2007-12-29	EP2037627B1	2012-03-14	DE、FR、IT
15	US	US2009354289A 12/354289	2009-01-15	US8116322B2	2012-02-14
15	WO	WO2007CN71400A	2007-12-29	WO2008083606A1	2008-07-17
16	CN	CN200810189659.0	2006-06-26
16	CN	CN200610093956A	2006-06-26	CN1996968B	2010-04-14
16	EP	EP2007721793A	2007-06-25	EP2034670B1	2012-06-13	FR、DE、IT
16	US	US2008342546A 12/342,546	2008-12-23	US7899065B2	2011-03-01
16	WO	WO2007CN70177A	2007-06-25	WO2008003252A1	2008-01-10
17	CN	CN200680012331A	2006-08-22	CN101161019A	2008-04-09

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	23 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
17	CN	CN200510110891A	2005-11-29	CN100442930C 'CN 1893724
17	EP	EP2006775455A	2006-08-22	EP1898658B1	2009-12-02	DE
17	WO	WO2006CN2137A	2006-08-22	WO2007062560A1	2007-06-07
18	CN	CN200610165838.1	2006-12-13
18	CN	CN200710107595.0	2007-05-21
18	CN	CN200610062951A	2006-09-29	CN100471140C 'CN 1933431	2009-03-18
18	EP	EP2007817016A	2007-09-29	EP1983688B1	2012-04-25	FR、DE、GB
18	EP	EP07871768.3	2007-12-12
18	WO	PCT/CN2007/071220	2007-12-12	WO 2008/086720
18	WO	PCT/CN2008/071008	2008-05-19	WO 2008/141580
18	US	US2008211555A 12/211555	2008-09-16	US20090016233A1	2009-01-15
18	WO	WO2007CN70825A	2007-09-29	WO2008043304A1	2008-04-17
19	CN	CN200510085400A	2005-07-27	CN1905472B	2010-05-05
19	EP	EP2006761564A	2006-07-25	EP1914937B2	2013-01-23	GB、FR、DE
19	WO	WO2006CN1834A	2006-07-25	WO2007012270A1	2007-02-01
20	CN	CN200510034409A	2005-04-22	CN100546308C	2009-09-30
20	US	US2007856152A 11/856,152	2007-09-17	US7653076B2	2010-01-26
20	WO	WO2006CN780A	2006-04-24	WO2006111104A1	2006-10-26
21	CN	CN200410062977A	2004-06-30	CN100493069C CN 1716945A	2006-01-04

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	24 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
21	CN	CN200410062978A (CN100349411C)	2004-06-30	CN100349411C CN 1716870	2007-11-14
21	EP	EP2005759437A	2005-06-30	EP1739900B1	2008-10-29	ES、FR、PT、SE
21	US	US2006558619A	2006-11-10	US7583612B2	2009-09-01
21	WO	WO2005CN958A	2005-06-30	WO2006002597A1	2006-01-12
22	CN	CN200510051044A 200510051044.8	25 Feb 2005	CN100499656C CN 1825848A	2009-06-10
22	US	US20080049705A1 US2007844481A	27 Feb 2006	US8085712B2	2011-12-27
22	WO	WO2006CN281A	2006-02-27	WO2006089491A1	2006-08-31
23	CN	CN200610065066A 200610065066.4	2006-03-16	CN100583918C CN 1870686A	2010-01-20
23	CN	CN200680012823A	2006-11-22	CN101160869A CN 101160869A
23	US	US2006618597A	2006-12-29	US7710880B2	2010-05-04
23	WO	WO2006CN3144A	2006-11-22	WO2007104199A1	2007-09-20
24	CN	CN200910118794A 200910118794.0	2009-03-16	CN101841888B	2012-06-27
24	EP	EP2010753112A EP10753112.1	2010-03-16	EP2439979A1	2012-04-11
24	US	US13235062A	2011-09-16	US8224325B2	2012-07-17
24	WO	WO2010CN71057A	2010-03-16	WO2010105545A1	2010-09-23

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	25 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
25	AU	AU2003271027A	2003-09-22	AU2003271027B2	2007-08-09
25	CN	CN2002144191A	2002-10-18	CN1275419C	2006-09-13
25	US	US2003531569A	2005-04-18	US8195942B2	2012-06-05
25	WO	WO2003CN801A	2003-09-22	WO2004036828A1	2004-04-29
26	CN	CN200510000097A 200510000097.7	07 Jan 2005	CN100574185C CN 1801698A	2009-12-23
26	EP	EP2005848163A	2005-12-31	EP1835652B1	2010-06-16	DE、GB
26	US	US2007774271A 11774271	2007-07-06	US20070294186A1	2007-12-20
26	WO	WO2005CN2429A	2005-12-31	WO2006072212A1	2006-07-13
27	Argentina	ARP20060102194A	26 May 2006	AR053615	2007-05-07
27.1	CN	CN200510071538A	2005-05-27	CN100461942C CN 1870812A	2009-02-11
27.1	DE	DE602006007648T	2006-04-03	DE602006007648D1 DE 60 2006 031 091.9	2009-08-20
27.1	EP	EP2006722247A	2006-04-03	EP1755311B1	2009-07-08	GB、FR、DE
27.1	TW	TW2006118609A	2006-05-25	TWI314414B	2009-09-01
27.1	US	US2006629346A 11/629,346	2007-05-07	US20080209532A1	2008-08-28
27.1	WO	WO2006CN595A	2006-04-03	WO2006125359A1	2006-11-30
27.2	CN	CN200510070351A 200510070351.0	2005-04-30	CN100571134C CN 1859093A	2009-12-16

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	26 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
27.2	EP	EP2006741743A	2006-04-27	EP1879324B1	2012-08-01	DE、ES、FR、GB、 IT
27.2	US	US2007896389A	2007-08-31	US8335487B2	2012-12-18
27.2	WO	WO2006CN822A	2006-04-27	WO2006116921A1	2006-11-09
28	CN	CN200610111254.6	2006-08-17
28	CN	CN200610141030A	2006-09-28	CN101128049B	2012-07-04
28	EP	EP2007785297A	2007-08-09	EP2056536B1	2012-01-25	FR、DE、GB
28	WO	WO2007CN2390A	2007-08-09	WO2008022536A1	2008-02-28
29	Argentina	ARP20050103360A	2005-08-11	AR50123A1	2006-09-27
29	BR	BRPI507677A	2005-08-11	BR200507677A	2007-07-17
29	CN	CN200410059164A	2004-08-11	CN1735268A	2006-02-15
29	CN	CN200410059165A	2004-08-11	CN100349473C CN 1735232A	2007-11-14 2006-02-15
29	EP	EP2005774458A	2005-08-11	EP1713241A1	2006-10-18
29	IN	IN2006CN4422A	2006-12-01	IN246930B	2011-03-25
29	Indonesia	IDW-00200602090	2005-08-11	ID0024111
29	RU	RU2006130835A	2005-08-11	RU2370904C2	2009-10-20
29	US	US2006489208A	2006-07-19	US7787608B2	2010-08-31
29	WO	WO2005CN1241A	2005-08-11	WO2006015551A1	2006-02-16
30	CN	CN200710079246A	2007-02-13	CN101247632A	2008-08-20
30	CN	CN200780000599A	2007-11-19	CN101517960A	2009-08-26
30	EP	EP2008101535A	2008-02-12	EP1959632A1	2008-08-20
30	IN	IN5391/DELNP/2009	19 Nov 2007	IN5391/DELNP/2009

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	27 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
30	RU	RU2009134133A	2007-11-19	RU2434351C2	2011-11-20
30	US	US2009539890A	2009-08-12	US8185105B2	2012-05-22
30	US	US13414770A	2012-03-08	US8417240B2	2013-04-09
30	WO	WO2007CN71090A	2007-11-19	WO2008098459A1	2008-08-21
31	CN	CN 200610079107.5	2006-04-29

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	28 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
31	CN	CN200610099533A	2006-07-28	CN101064661B	2011-08-24
31	CN	CN200780000297A	2007-02-08	CN101317438B	2012-04-25
31	EP	EP2007702308A	2007-02-08	EP1881689B1	2010-06-02	FR、DE、GB
31	US	US2007881806A	2007-07-27	US20080032686A1	2008-02-07
31	WO	WO2007CN435A	2007-02-08	WO2007124641A1	2007-11-08
32	CN	CN200610035050A	2006-04-18	CN101056452B	2010-05-12
32	CN	CN200680013004A	2006-11-29	CN101167374B	2011-02-09
32	EP	EP20077802A	2007-04-17	EP 1848190A1	2007-10-24
32	US	US2007787527A	2007-04-17	US7764953B2	2010-07-27
32	WO	WO2006CN3214A	2006-11-29	WO2007118380A1	2007-10-25
33	CN	CN200680011755A	2006-11-01	CN101156426B	2011-02-16
33	CN	CN200610057699A	2006-02-24	CN101026653B	2011-08-24
33	EP	EP2007101173A	2007-01-25	EP1826985B1	2009-10-28	FR、DE、GB
33	US	US2007698891A	2007-01-29	US20070201635A1	2007-08-30
33	WO	WO2006CN2933A	2006-11-01	WO2007095802A1	2007-08-30
34	CN	CN200510114277A	2005-10-21	CN100487788C	2009-05-13
34	EP	EP2006805015A	2006-10-20	EP1950737B1	2010-05-26	DE、GB
34	US	US2008106693A	2008-04-21	US20080205279A1	2008-08-28
34	WO	WO2006CN2806A	2006-10-20	WO2007045187A1	2007-04-26
35	CN	CN200610140147A	2006-09-30	CN101155148B	2012-02-22
35	EP	EP2007816481A	2007-09-29	EP2068513B1	2010-11-24	DE、IT
35	US	US2009413015A 12/413,015	2009-03-27	US7920579B2	2011-04-05

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	29 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
35	WO	WO2007CN2867A	2007-09-29	WO2008040191A1	2008-04-10
36	CN	CN200710095931A	2007-03-30	CN101277343B	2012-01-04
36	EP	EP2008706632A	2008-02-03	EP2120440B1	2011-10-19	FR、DE、GB
36	WO	WO2008CN70257A	2008-02-03	WO2008119272A1	2008-10-09
37	CN	CN200610079110A	2006-04-29	CN101064680B	2010-04-21
37	EP	EP2007720936A	2007-04-24	EP2015592B1	2012-07-11	DE、GB
37	WO	WO2007CN1363A	2007-04-24	WO2007124684A1	2007-11-08
38	CN	CN200510034345A	2005-04-21	CN 1855961 CN100531267C	2009-08-19
38	EP	EP2006741698A	2006-04-21	EP1874016A1	2008-01-02
38	US	US2007875195A	2007-10-19	US7986775B2	2011-07-26
38	WO	WO2006CN754A	2006-04-21	WO2006111100A1	2006-10-26
39	CN	CN2001123948A	2001-08-07	CN1400843A	2003-03-05
39	CN	CN2001123948A	2001-08-07	CN1177508C	2004-11-24
39	EP	EP2002719621A	2002-03-29	EP1420605B1	2007-11-28
39	RU	RU2004104321A	2002-03-29	RU2267865C2	2006/1/10
39	US	US2003486322A 10486322	29 Mar 2002	US7349693B2	2008/3/25
39	WO	WO2002CN219A	2002-03-29	WO2003015437A1	2003-02-20

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	30 / 65

CONFIDENTIAL TREATMENT REQUESTED

PAGE INTENTIONALLY LEFT BLANK

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	31 / 65

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

ASSIGNMENT OF PATENT RIGHTS

For good and valuable consideration, the receipt of which is hereby acknowledged, Huawei Technologies Co., Ltd., a [Chinese] Corporation, having offices at Administration Building Huawei Technologies Co., Ltd. Bantian Longgang District, Shenzhen 518129, P. R. China (“Assignor”) does hereby sell, assign, transfer, and convey unto Inventergy, Inc., a Delaware corporation, having offices at 19925 Stevens Creek Boulevard, Suite 100, Cupertino, California, United States of America (“Assignee”) or its designees, all right, title, and interest that exist as of May 15, 2013 and may exist in the future in and to any and all of the following (collectively, the “Patent Rights”), with an Effective Date of May 15, 2013:

(a) the provisional patent applications, patent applications and patents listed in the table below (the “Patents”) (EP Countries Include All Validated Countries for each Issued European Patent);

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
1	BR	BRPI614848A	2006-07-26	BRPI0614848A2	2011-04-19
1	CN	CN200510119756A	2005-11-04	CN100502402C	2009-06-17
1	CN	CN200680011706A	2006-07-26	CN101189850B	2012-02-22
1	EP	EP2006254341A	2006-08-18	EP1755310B1	2011-06-08	DE、ES、FR、 GB、IT
1	IN	IN2008CN454A	2008-01-28	IN254557B	2012-11-23
1	US	US2006506581A 11/506,581	18 Aug 2006	US7835352B2	2010-11-16
2	CN	CN200510093678A	2005-09-01	CN1925671 CN100551148C	2007-03-07
2	CN	CN200680011893A	2006-09-01	CN101156498 CN101156498B	2011-10-26
2	EP	EP2006775581A	2006-09-01	EP1871134B1	2009-12-16	DE、FR、GB
2	WO	WO2006CN2264A	2006-09-01	WO2007025487A1	2007-03-08
3	CN	CN200610058041A	2006-02-28	CN101031004B	2010-05-12
3	CN	CN200680012256A	2006-10-31	CN101160940B	2010-08-11
3	EP	EP2006805125A	2006-10-31	EP1993274A1	2008-11-19
3	US	US2007668532A 11/668,523	2007-01-30	US8149824B2	2012-04-03
3	WO	WO2006CN2924A	2006-10-31	WO2007098654A1	2007-09-07
4	CN	CN200680011910A	2006-10-24	CN101156398B	2010-10-27
4	CN	CN200510101368A	2005-11-11	CN1964365B	2011-06-22
4	EP	EP200623462A	2006-11-10	EP1786216B1	2009-12-30	DE、FR
4	US	US2006595768A 11/595,768	2006-11-10	US7693141B2	2010-04-06

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	32 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
4	WO	WO2006CN2841A	2006-10-24	WO2007054011A1	2007-05-18
5	CN	CN2005100280747	2005-07-22
5	CN	CN200610106654A	2006-07-21	CN1901550B	2011-08-10
5	EP	EP2006761541A	2006-07-21	EP1909434A1	2008-04-09
5	EP	EP2009160916A	2006-07-21	EP2086203A3	2009-10-28
5	US	US200817423A [08/0113,669] 12/017,423	2008-01-22	US7948955B2	2011-05-24
5	WO	WO2006CN1806A	2006-07-21	WO2007009396A1	2007-01-25
6	CN	CN200410078266.4	2005-09-21
6	CN	CN200510103571A	2005-09-21	CN 1764140A	2007-03-07
6	EP	EP2005791501A	2005-09-21	EP1796326B1	2012-01-18	FR、DE、IT、 NL、SE、GB
6	WO	WO2005CN1523A	2005-09-21	WO2006032204A1	2006-03-30
7	CN	CN200510108129A	2005-09-29	CN1941739B	2010-06-23
7	CN	CN200510098402A	2005-09-06	CN1929627B	2012-02-01
7	CN	CN200510108128A	2005-09-29	CN1941774B	2012-07-04
7	EP	EP200618705A	2006-09-06	EP1761077B1	2008-08-27	DE、FR、SE
7	US	US2006516946A 11/516,946	2006-09-06	US7787878B2	2010-08-31
7	WO	WO2006CN2299A	2006-09-06	WO2007028332A1	2007-03-15
8	CN	CN 200710167705.2	2004-10-05
8	CN	CN200410079321A	2004-10-05	CN1758649B	2010-04-28
8	EP	EP2005795754A	2005-10-08	EP1798918A1	2007-06-20
8	US	US2007703709A 11/703,709	2007-02-08	US7792116B2	2010-09-07
8	WO	WO2005CN1640A	2005-10-08	WO2006037276A1	2006-04-13
9	CN	CN200610077923A	2006-04-26	CN100563235C	2009-11-25
9	CN	CN200780000211A	2007-01-09	CN101313543B	2011-07-20
9	EP	EP2007702010A	2007-01-09	EP1973283B1	2010-09-29	FR、DE、GB
9	US	US2008170227A '12/170,227	2008-07-09	US8213419B2	2012-07-03
9	WO	WO2007CN78A	2007-01-09	WO2007079679A1	2007-07-19
10	CN	CN200510026737A	2005.06.14	CN1881961 CN100438515C	2006-12-20

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	33 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
10	CN	CN200510026714A	2005-06-13	CN1881959 CN100411398C	2006-12-20
10	CN	CN200510026736A	2005-06-14	CN1881960 CN100426805C	2006-12-20
10	CN	CN200680012195A	2006-05-25	CN101160799B	2011-04-20
10	EP	EP20060741982	2006.05.25	EP1796312A4 EP1796312A1	2007-06-13
10	US	US2007680234A 11/680,234	2007-02-28	US7881317B2	2011-02-01
10	WO	WO2006CN1094A	2006-05-25	WO2006133622A1	2006-12-21
11	CN	CN200510034992A	2005-05-29	CN100563282C 'CN 1870691	2009-11-25
11	EP	EP2006741937A	2006-05-22	EP1786162B1	2009-09-30	DE、GB
11	US	US2007707759A 11/707,759	2007-02-16	US8335221B2	2012-12-18
11	WO	WO2006CN1049A	2006-05-22	WO2006128356A1	2006-12-07
12	BR	BRPI0613589A2	2006-08-10	BRPI0613589A2	2011-01-18
12	CN	CN200510093052A	2005-08-25	CN1921459A 'CN 1921459	2007-02-28
12	CN	CN200680012205A	2006-08-10	CN101161011B	2011-08-10
12	EP	EP2006775336A	2006-08-10	EP1816887B1	2010-05-05	FR、DE
12	IN	IN2007KN4950A	2007-12-20	IN200704950P2	2008-08-01
12	JP	JP2008527289A	2006-08-10	JP04619441B2	2011-01-26
12	RU	RU2008101969A	2006-08-10	RU2408154C2	2010-12-27
12	US	US2007821113A 11/821,113	2007-06-21	US8125995B2	2012-02-28
12	WO	WO2006CN2018A	2006-08-10	WO2007022692A1	2007-03-01
13	CN	CN200510032840A	2005-01-14	CN100459569C CN 1805408A	2009-02-04
13	EP	EP2006705441A	2006-01-09	EP1718014B1	2008-10-15	FR、SE
13	US	US2003591218A 10/591,218	2007-11-21	US7898943B2	2011-03-01
13	WO	WO2006CN18A	2006-01-09	WO2006074596A1	2006-07-20
14	CN	CN200680013147A	2006-06-14	CN101164290A	2008-04-16
14	CN	CN200510098546A	2005-09-02	CN100479417C 'CN 1925450	2009-04-15
14	EP	EP2006119909A	2006-08-31	EP1760986A1	2007-03-07

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	34 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
14	US	US2006469796A 11/469,796	2006-09-01	US8108526B2	2012-01-31
14	WO	WO2006CN1325A	2006-06-14	WO2007025429A1	2007-03-08
15	CN	CN200610170447A	2006-12-30	CN101212309B	2011-06-15
15	EP	EP2007846226A	2007-12-29	EP2037627B1	2012-03-14	DE、FR、IT
15	US	US2009354289A 12/354289	2009-01-15	US8116322B2	2012-02-14
15	WO	WO2007CN71400A	2007-12-29	WO2008083606A1	2008-07-17
16	CN	CN200810189659.0	2006-06-26
16	CN	CN200610093956A	2006-06-26	CN1996968B	2010-04-14
16	EP	EP2007721793A	2007-06-25	EP2034670B1	2012-06-13	FR、DE、IT
16	US	US2008342546A 12/342,546	2008-12-23	US7899065B2	2011-03-01
16	WO	WO2007CN70177A	2007-06-25	WO2008003252A1	2008-01-10
17	CN	CN200680012331A	2006-08-22	CN101161019A	2008-04-09
17	CN	CN200510110891A	2005-11-29	CN100442930C 'CN 1893724
17	EP	EP2006775455A	2006-08-22	EP1898658B1	2009-12-02	DE
17	WO	WO2006CN2137A	2006-08-22	WO2007062560A1	2007-06-07
18	CN	CN200610165838.1	2006-12-13
18	CN	CN200710107595.0	2007-05-21
18	CN	CN200610062951A	2006-09-29	CN100471140C 'CN 1933431	2009-03-18
18	EP	EP2007817016A	2007-09-29	EP1983688B1	2012-04-25	FR、DE、GB
18	EP	EP07871768.3	2007-12-12
18	WO	PCT/CN2007/071220	2007-12-12	WO 2008/086720
18	WO	PCT/CN2008/071008	2008-05-19	WO 2008/141580
18	US	US2008211555A 12/211555	2008-09-16	US20090016233A1	2009-01-15
18	WO	WO2007CN70825A	2007-09-29	WO2008043304A1	2008-04-17
19	CN	CN200510085400A	2005-07-27	CN1905472B	2010-05-05
19	EP	EP2006761564A	2006-07-25	EP1914937B2	2013-01-23	GB、FR、DE
19	WO	WO2006CN1834A	2006-07-25	WO2007012270A1	2007-02-01
20	CN	CN200510034409A	2005-04-22	CN100546308C	2009-09-30
20	US	US2007856152A 11/856,152	2007-09-17	US7653076B2	2010-01-26
20	WO	WO2006CN780A	2006-04-24	WO2006111104A1	2006-10-26

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	35 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
21	CN	CN200410062977A	2004-06-30	CN100493069C CN 1716945A	2006-01-04
21	CN	CN200410062978A (CN100349411C)	2004-06-30	CN100349411C CN 1716870	2007-11-14
21	EP	EP2005759437A	2005-06-30	EP1739900B1	2008-10-29	ES、FR、PT、 SE
21	US	US2006558619A	2006-11-10	US7583612B2	2009-09-01
21	WO	WO2005CN958A	2005-06-30	WO2006002597A1	2006-01-12
22	CN	CN200510051044A 200510051044.8	25 Feb 2005	CN100499656C CN 1825848A	2009-06-10
22	US	US20080049705A1 US2007844481A	27 Feb 2006	US8085712B2	2011-12-27
22	WO	WO2006CN281A	2006-02-27	WO2006089491A1	2006-08-31
23	CN	CN200610065066A 200610065066.4	2006-03-16	CN100583918C CN 1870686A	2010-01-20
23	CN	CN200680012823A	2006-11-22	CN101160869A CN 101160869A
23	US	US2006618597A	2006-12-29	US7710880B2	2010-05-04
23	WO	WO2006CN3144A	2006-11-22	WO2007104199A1	2007-09-20
24	CN	CN200910118794A 200910118794.0	2009-03-16	CN101841888B	2012-06-27
24	EP	EP2010753112A EP10753112.1	2010-03-16	EP2439979A1	2012-04-11
24	US	US13235062A	2011-09-16	US8224325B2	2012-07-17
24	WO	WO2010CN71057A	2010-03-16	WO2010105545A1	2010-09-23
25	AU	AU2003271027A	2003-09-22	AU2003271027B2	2007-08-09
25	CN	CN2002144191A	2002-10-18	CN1275419C	2006-09-13
25	US	US2003531569A	2005-04-18	US8195942B2	2012-06-05
25	WO	WO2003CN801A	2003-09-22	WO2004036828A1	2004-04-29
26	CN	CN200510000097A 200510000097.7	07 Jan 2005	CN100574185C CN 1801698A	2009-12-23
26	EP	EP2005848163A	2005-12-31	EP1835652B1	2010-06-16	DE、GB
26	US	US2007774271A 11774271	2007-07-06	US20070294186A1	2007-12-20
26	WO	WO2005CN2429A	2005-12-31	WO2006072212A1	2006-07-13
27	Argentina	ARP20060102194A	26 May 2006	AR053615	2007-05-07

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	36 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
27.1	CN	CN200510071538A	2005-05-27	CN100461942C CN 1870812A	2009-02-11
27.1	DE	DE602006007648T	2006-04-03	DE602006007648D1 DE 60 2006 031 091.9	2009-08-20
27.1	EP	EP2006722247A	2006-04-03	EP1755311B1	2009-07-08	GB、FR、DE
27.1	TW	TW2006118609A	2006-05-25	TWI314414B	2009-09-01
27.1	US	US2006629346A 11/629,346	2007-05-07	US20080209532A1	2008-08-28
27.1	WO	WO2006CN595A	2006-04-03	WO2006125359A1	2006-11-30
27.2	CN	CN200510070351A 200510070351.0	2005-04-30	CN100571134C CN 1859093A	2009-12-16
27.2	EP	EP2006741743A	2006-04-27	EP1879324B1	2012-08-01	DE、ES、FR、 GB、IT
27.2	US	US2007896389A	2007-08-31	US8335487B2	2012-12-18
27.2	WO	WO2006CN822A	2006-04-27	WO2006116921A1	2006-11-09
28	CN	CN200610111254.6	2006-08-17
28	CN	CN200610141030A	2006-09-28	CN101128049B	2012-07-04
28	EP	EP2007785297A	2007-08-09	EP2056536B1	2012-01-25	FR、DE、GB
28	WO	WO2007CN2390A	2007-08-09	WO2008022536A1	2008-02-28
29	Argentina	ARP20050103360A	2005-08-11	AR50123A1	2006-09-27
29	BR	BRPI507677A	2005-08-11	BR200507677A	2007-07-17
29	CN	CN200410059164A	2004-08-11	CN1735268A	2006-02-15
29	CN	CN200410059165A	2004-08-11	CN100349473C CN 1735232A	2007-11-14 2006-02-15
29	EP	EP2005774458A	2005-08-11	EP1713241A1	2006-10-18
29	IN	IN2006CN4422A	2006-12-01	IN246930B	2011-03-25
29	Indonesia	IDW-00200602090	2005-08-11	ID0024111
29	RU	RU2006130835A	2005-08-11	RU2370904C2	2009-10-20
29	US	US2006489208A	2006-07-19	US7787608B2	2010-08-31
29	WO	WO2005CN1241A	2005-08-11	WO2006015551A1	2006-02-16
30	CN	CN200710079246A	2007-02-13	CN101247632A	2008-08-20
30	CN	CN200780000599A	2007-11-19	CN101517960A	2009-08-26
30	EP	EP2008101535A	2008-02-12	EP1959632A1	2008-08-20
30	IN	IN5391/DELNP/2009	19 Nov 2007	IN5391/DELNP/2009
30	RU	RU2009134133A	2007-11-19	RU2434351C2	2011-11-20

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	37 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
30	US	US2009539890A	2009-08-12	US8185105B2	2012-05-22
30	US	US13414770A	2012-03-08	US8417240B2	2013-04-09

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	38 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
30	WO	WO2007CN71090A	2007-11-19	WO2008098459A1	2008-08-21
31	CN	CN 200610079107.5	2006-04-29
31	CN	CN200610099533A	2006-07-28	CN101064661B	2011-08-24
31	CN	CN200780000297A	2007-02-08	CN101317438B	2012-04-25
31	EP	EP2007702308A	2007-02-08	EP1881689B1	2010-06-02	FR、DE、GB
31	US	US2007881806A	2007-07-27	US20080032686A1	2008-02-07
31	WO	WO2007CN435A	2007-02-08	WO2007124641A1	2007-11-08
32	CN	CN200610035050A	2006-04-18	CN101056452B	2010-05-12
32	CN	CN200680013004A	2006-11-29	CN101167374B	2011-02-09
32	EP	EP20077802A	2007-04-17	EP 1848190A1	2007-10-24
32	US	US2007787527A	2007-04-17	US7764953B2	2010-07-27
32	WO	WO2006CN3214A	2006-11-29	WO2007118380A1	2007-10-25
33	CN	CN200680011755A	2006-11-01	CN101156426B	2011-02-16
33	CN	CN200610057699A	2006-02-24	CN101026653B	2011-08-24
33	EP	EP2007101173A	2007-01-25	EP1826985B1	2009-10-28	FR、DE、GB
33	US	US2007698891A	2007-01-29	US20070201635A1	2007-08-30
33	WO	WO2006CN2933A	2006-11-01	WO2007095802A1	2007-08-30
34	CN	CN200510114277A	2005-10-21	CN100487788C	2009-05-13
34	EP	EP2006805015A	2006-10-20	EP1950737B1	2010-05-26	DE、GB
34	US	US2008106693A	2008-04-21	US20080205279A1	2008-08-28
34	WO	WO2006CN2806A	2006-10-20	WO2007045187A1	2007-04-26
35	CN	CN200610140147A	2006-09-30	CN101155148B	2012-02-22
35	EP	EP2007816481A	2007-09-29	EP2068513B1	2010-11-24	DE、IT
35	US	US2009413015A 12/413,015	2009-03-27	US7920579B2	2011-04-05
35	WO	WO2007CN2867A	2007-09-29	WO2008040191A1	2008-04-10
36	CN	CN200710095931A	2007-03-30	CN101277343B	2012-01-04
36	EP	EP2008706632A	2008-02-03	EP2120440B1	2011-10-19	FR、DE、GB
36	WO	WO2008CN70257A	2008-02-03	WO2008119272A1	2008-10-09
37	CN	CN200610079110A	2006-04-29	CN101064680B	2010-04-21
37	EP	EP2007720936A	2007-04-24	EP2015592B1	2012-07-11	DE、GB
37	WO	WO2007CN1363A	2007-04-24	WO2007124684A1	2007-11-08
38	CN	CN200510034345A	2005-04-21	CN 1855961 CN100531267C	2009-08-19
38	EP	EP2006741698A	2006-04-21	EP1874016A1	2008-01-02
38	US	US2007875195A	2007-10-19	US7986775B2	2011-07-26

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	39 / 65

CONFIDENTIAL TREATMENT REQUESTED

Family No.	Country	Application Number	Filing Date	Publication No.	Issue/Pub Date	EP Countries
38	WO	WO2006CN754A	2006-04-21	WO2006111100A1	2006-10-26
39	CN	CN2001123948A	2001-08-07	CN1400843A	2003-03-05
39	CN	CN2001123948A	2001-08-07	CN1177508C	2004-11-24
39	EP	EP2002719621A	2002-03-29	EP1420605B1	2007-11-28
39	RU	RU2004104321A	2002-03-29	RU2267865C2	2006/1/10
39	US	US2003486322A 10486322	29 Mar 2002	US7349693B2	2008/3/25
39	WO	WO2002CN219A	2002-03-29	WO2003015437A1	2003-02-20

(b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Patents;

(c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d) all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (c), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

(e) all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or any item in any of the foregoing categories (b) through (g), including, without limitation, all causes of action and other enforcement rights for

(1) damages,
(2) injunctive relief, and
(3) any other remedies of any kind

for past, current, and future infringement; and

(f) all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (b) through (h).

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	40 / 65

CONFIDENTIAL TREATMENT REQUESTED

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or issuances that may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

Assignor will, at the reasonable request of Assignee and without demanding any further consideration therefore, do all things necessary, proper, or advisable, including without limitation, the execution, acknowledgment, and recordation of specific assignments, oaths, declarations, and other documents on a country-by-country basis, to secure to Assignee its rights, title and interest in and to the Patent Rights.

The terms and conditions of this Assignment of Patent Rights will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	41 / 65

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at ___________________on May 15, 2013.

ASSIGNOR:

Huawei Technologies Co., Ltd.

By: ______________________

Name: ____________________

Title: _____________________

(Signature MUST be attested)

ATTESTATION OF SIGNATURE PURSUANT TO 28 U.S.C. § 1746

The undersigned witnessed the signature of _________________ to the above Assignment of Patent Rights on behalf of Huawei Technologies Co., Ltd. and makes the following statements:

1. I am over the age of 18 and competent to testify as to the facts in this Attestation block if called upon to do so.

2. ________________ is personally known to me (or proved to me on the basis of satisfactory evidence) and appeared before me on _________ __, 2013 to execute the above Assignment of Patent Rights on behalf of Huawei Technologies Co., Ltd.

3. ________________ subscribed to the above Assignment of Patent Rights on behalf of Huawei Technologies Co., Ltd.

I declare under penalty of perjury under the laws of the United States of America that the statements made in the three (3) numbered paragraphs immediately above are true and correct.

EXECUTED on ___________________(date)

________________________________________
Print Name: ________________________

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	42 / 65

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

Existing Encumbrances

*

Any Prior Contests, Oppositions, Reexaminations, Declaratory Judgment
Actions, and Other Attacks on the Validity and/or Enforceability of Any
Transferred Patents

EP1914937

EP02719621.1

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	43 / 65

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D

LIST OF DELIVERABLES

Assignor will cause the following to be delivered to Assignee, or Assignee’s representative, within the time provided in paragraph 3.1 of the attached Patent Purchase Agreement:

(A) U.S. Patents. For each item of the Patents that is an issued United States patent, and for each Abandoned Asset that forms the basis for priority for such issued U.S. patent (whether a patent or similar protection has been issued or granted),

(1) the original

(a) ribbon copy issued by the United States Patent and Trademark Office,

(b) Assignment Agreement(s),

(2) a copy of

(a) the Docket,

(B) Non-U.S. for each Asset for which a non-United States patent or similar protection has been issued or granted,

(1) the original ribbon copy or certificate issued by the applicable government, if available

(2) copy of each pending foreign application

(3) the Docket,
(4) the original Assignment Agreement(s),
(5)  a copy of applicant name change, if necessary, and

(C) Patent Applications: For each item of the Patents that is a patent application (for example, including the applications that resulted in the issued patents),

(1)  a copy of the patent application, as filed,

(2) if unpublished, a copy of the filing receipt and the non-publication request, if available,

(3) the original Assignment Agreement(s),

(4)  the Docket,

(5) a copy of invention disclosure for US application, including the specific conception and/or reduction to practice documents that were provided by inventor(s) to counsel during the patent prosecution process, or attached to such invention disclosure,

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	44 / 65

CONFIDENTIAL TREATMENT REQUESTED

(6) evidence of foreign filing license (or denial thereof),

(7) the Prosecution History Files;

(D) Thorough Search/Declaration. If originals of the Deliverables are not available and delivered to Assignee prior to Closing, Assignor will cause (i) such originals of the Initial Deliverables to be sent to Assignee or Assignee’s representative within thirty (30) calendar days after Closing if and after such originals are located.

Capitalized terms used in this Exhibit D are defined in the Patent Purchase Agreement to which this Exhibit D is attached.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	45 / 65

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E

COMMON INTEREST AGREEMENT

THIS COMMON INTEREST AGREEMENT ("Agreement") is entered into by and between Huawei Technologies Co., Ltd., a Chinese Corporation, having offices at Administration Building Huawei Technologies Co., Ltd. Bantian Longgang District, Shenzhen 518129, P. R. China (“Assignor”), and Inventergy, Inc., a Delaware corporation, having offices at 19925 Stevens Creek Boulevard, Suite 100, Cupertino, California, 95014 United States of America (“Assignee”) (Assignee and Assignor each a “Party” and together the “Parties”).

1. Background.

Each of Inventergy and Huawei have entered into a Patent Rights Assignment Agreement (PRA) in connection with certain patent and other intellectual property rights of Inventergy and/or Huawei (the "Patent Rights," and matters related to the Patent Rights, the "Patent Matters").

The parties share a common legal interest in upholding the validity and enforceability of the Transferred Patents for purposes of Assignee’s licensing and enforcement activities.  The parties anticipate that Inventergy will enforce inherent rights of the Patent Rights against third parties through licensing activities and possibly as well through litigation. The parties have agreed to treat their communications and those of their counsel relating to the Patent Matters as protected by the common interest doctrine. Furtherance of the Patent Matters requires the exchange of proprietary documents and information, the joint development of legal strategies and the exchange of privileged information and attorney work product developed by the parties and their respective counsel.

2. Common Interest.

In furtherance of their common interest, the parties may continue to cooperate with each other, to the extent permitted by law, and subject to each party's discretion, to share information protected by the attorney-client privilege, the work product doctrine, or other applicable privilege or immunity with respect to the Patent Matters.  Any counsel or consultant retained by a party or their counsel to assist in the Patent Matters shall be bound by, and entitled to the benefits of this Agreement.  Subject to the PRA, upon further agreed by parties in writing, the parties and their counsel may continue to exchange privileged and work product information, orally and in writing, including, without limitation, factual analyses, mental impressions, legal memoranda, source materials, draft legal documents, evidence of use materials, claims charts, prosecution history files and other information (hereinafter "Common Interest Materials"). The sole purpose of the exchange of the Common Interest Materials is to support the parties’ common interest with respect to the enforcement for the Patent Matters. Any Common Interest Materials exchanged shall continue to be protected under all applicable privileges and no such exchange shall constitute a waiver of any applicable privilege or protection. Nothing in this Agreement requires a party to share information with the other party. Nothing in this Agreement shall constitute nor cause any obligation or liability to Assignor.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	46 / 65

CONFIDENTIAL TREATMENT REQUESTED

Unless otherwise expressly specified under PRA or further agreed by parties in writing, Assignor and inventors of the Transferred Patents shall not be obligated to assist in prosecution, maintenance, litigation or licensing of the Transferred Patents or to execute or have executed additional oaths, declarations or any other assistance after the assignment date.

3. Nondisclosure.

The parties and their counsel shall use the Common Interest Materials solely in connection with the Patent Matters and the furtherance of the purposes and interests of the PRA, and shall take appropriate steps to protect the privileged and confidential nature of the Common Interest Material. Each party shall notify the other of any request, order and/or directive to produce such privileged documents as soon as practicable and shall consult with the other party as to the appropriate response. Following such consultation, neither party nor their respective counsel shall produce privileged documents unless or until required by law as determined by the relevant party's counsel. Except as herein provided, in the event that either party or its counsel is requested or required in the context of a litigation, governmental, judicial or regulatory investigation or other similar proceedings (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar process) to disclose any Common Interest Materials, the party or its counsel shall assert all applicable privileges, as determined by its counsel, including, without limitation, the common interest doctrine, and, as soon as practicable, shall inform the other party and the other party's counsel of the request or requirement to disclose.

4. Relationship; Additions; Termination.

This Agreement does not by itself create any agency or similar relationship among the parties. Through the term of the agreement between the parties, or any other agreement requiring confidentiality (whichever term is longer), neither party nor their respective counsel has the authority to waive any applicable privilege or doctrine on behalf of the other party.

Nothing in this Agreement affects the separate and independent representation of each party by its respective counsel or creates an attorney-client relationship between the counsel for a party and the other party to this Agreement.

This Agreement shall continue until terminated upon the written request of either party. Upon termination, each party and their respective counsel shall return any Common Interest Material furnished by the other party, unless otherwise required by law or regulation. Notwithstanding termination, this Agreement shall continue to protect all Common Interest Materials disclosed prior to termination, including under applicable attorney client privileges and/or work product doctrine, and sections 3 and 5 shall survive termination of this Agreement.

5. General Terms.

This Agreement is governed by the laws of the State of California, without regard to its choice of law principles to the contrary. In the event any provision of the Agreement is held by any court of competent jurisdiction to be illegal, void or unenforceable, the remaining terms shall remain in effect. Failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	47 / 65

CONFIDENTIAL TREATMENT REQUESTED

The parties agree that a breach of this Agreement may result in irreparable injury, that money damages might not be a sufficient remedy and that the disclosing party shall be entitled to seek equitable relief, including injunctive relief, as a non-exclusive remedy for any such breach.

Notices given under this Agreement shall be given in writing and delivered by messenger or overnight delivery service as set forth below, and shall be deemed to have been given on the day received:

In the case of Inventergy:

Wayne P. Sobon, General Counsel
Inventergy Inc.
19925 Steven Creek Blvd, Suite 100
Cupertino CA 95014-2358

In the case of Huawei:
Huawei Technologies Co., Ltd.
Section B, Huawei Industrial Base

Bantian, Longgang District

Shenzhen 518129

P.R.China

This Agreement is effective and binding upon each party to effect the agreements made between Huawei and Inventergy and may be amended only by a writing signed by or on behalf of each party. This Agreement may be executed in counterparts. Any signature reproduced or transmitted via email of a .pdf file, photocopy, facsimile or other process of complete and accurate reproduction and transmission shall be considered an original for purposes of this Agreement.

IN WITNESS WHEREOF, both Huawei and Inventergy have executed this Agreement by their duly authorized representative.

Inventergy, LLC		Huawei Technologies Co., Ltd.

By		By

Name	Joe Beyers	Name	Jianxin Ding (Jason)

Title	Inventergy CEO	Title	Director of IP

Date	May 15, 2013	Date	May 15, 2013

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	48 / 65

CONFIDENTIAL TREATMENT REQUESTED

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	49 / 65

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT F

ESCROW ADDENDUM TO PATENT PURCHASE AGREEMENT

ESCROW AGREEMENT

This Escrow Agreement dated as of May 15, 2013 (the “Agreement”) by and among Inventergy, Inc., a Delaware corporation, having offices at 19925 Stevens Creek Boulevard, Suite 100, Cupertino, California, 95014 United States of America (“Buyer”), Huawei Technologies Co., Ltd., a Chinese Corporation, having offices at Administration Building Huawei Technologies Co., Ltd. Bantian Longgang District, Shenzhen 518129, P. R. China (including any successor thereto, the “Seller”), and Agent (“Escrow Agent”). Capitalized terms used but not otherwise defined herein will have the meanings given to such terms in that certain Patent Rights Assignment Agreement dated as of May 15, 2013 (the “PRAA”), by and between Buyer and the Seller, a copy of which is attached hereto as Exhibit A.

RECITALS

WHEREAS, the Seller and Buyer have entered into the PRAA pursuant to which Buyer will purchase the Assigned Patent Rights from the Seller on the terms and subject to the conditions set forth therein;

WHEREAS, the PRAA requires that Seller, within a certain period as specified in the PRAA, to deliver Executed Assignments (as defined by the PRAA) assigning the rights to each patent and patent application being assigned by Seller to Buyer to the Escrow Agent (the “Escrow Assignments”), such Executed Assignments to be held in escrow and disbursed to Buyer at Closing pursuant to the terms and subject to the conditions set forth in the Patent Purchase Agreement and this Agreement; and

WHEREAS, the PRAA requires that Buyer, at the Closing, upon the terms and subject to the conditions set forth in the Patent Purchase Agreement, deliver $4,000,000 in immediately available funds directly to Seller, under the terms and subject to the conditions set forth in the PRAA; and

WHEREAS, pursuant to the PRAA, Buyer and the Seller agreed to be bound by the terms of this Agreement, in each case to carry out any and all actions set forth herein, or contemplated by, this Agreement (the Seller, together with the Buyer, the “Escrow Parties” and each, an “Escrow Party”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

Section 1. Appointment of Escrow Agent. The Seller and the Buyer hereby appoint Escrow Agent to act as escrow agent in accordance with the terms and conditions set forth herein, and Escrow Agent hereby accepts such appointment.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	50 / 65

CONFIDENTIAL TREATMENT REQUESTED

Section 2. Distribution of the Escrow Assignments. Escrow Agent shall hold the Escrow Assignments in its possession, provide notice to Buyer and Seller of receipt of Escrow Assignments that meet the requirements of the PRAA, and then disburse the Escrow Assignments to the Buyer upon delivery of the Closing Notice by the Buyer and Seller. Notwithstanding the foregoing, if at any time the Escrow Agent shall receive joint written instructions executed by Buyer and the Seller Escrow Party (“Joint Written Instructions”), to release the Escrow Assignments in the Escrow Account, then within three (3) Business Days after receipt of such Joint Written Instructions, the Escrow Agent shall release the Escrow Assignments in accordance with such Joint Written Instructions.

Buyer and the Seller Escrow Party agree that they will endeavor in good faith to execute any joint written notices or instructions in accordance with the terms of, and at such times as contemplated by, this Agreement.

Section 3. Compensation of Escrow Agent. The Buyer Escrow Party shall pay all fees, costs and expenses of the Escrow Agent for all services rendered by it hereunder in accordance with Schedule II to this Agreement. The obligations contained in this Section shall survive the termination of this Agreement and the resignation or removal of Escrow Agent.

Section 4. Resignation or Removal of Escrow Agent. Escrow Agent may resign and be discharged from its duties hereunder at any time by giving written notice thirty (30) calendar days prior to such resignation to the Escrow Parties as provided in this Section. The Escrow Parties may remove Escrow Agent at any time by giving written notice signed by each of the Escrow Party’s Authorized Representative at least thirty (30) calendar days prior to such removal to Escrow Agent. Following such resignation or removal, a successor Escrow Agent shall be jointly appointed by the Escrow Parties, who shall provide written notice of such to the resigning or removed Escrow Agent. Such successor Escrow Agent shall become Escrow Agent hereunder, and all Escrow Assignments remaining in Escrow shall be transferred to it upon the resignation or removal date specified in such notice. If the Escrow Parties are unable to appoint a successor Escrow Agent within thirty (30) calendar days after such notice, Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The reasonable costs and expenses (including but not limited to its attorney fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be split 50/50 by the Escrow Parties. On the resignation/removal date and after receipt of the identity of the successor Escrow Agent, Escrow Agent shall either deliver and/or disburse the Escrow Assignments then held hereunder to the successor Escrow Agent. Upon its resignation or removal and delivery of the Escrow Assignments in their entirety as set forth in this Section, Escrow Agent shall be discharged of and from any and all future obligations arising in connection with the Escrow Assignments or this Agreement.

Section 5. Indemnification of Escrow Agent. The Buyer Escrow Party agrees to indemnify and hold Escrow Agent harmless against any and all liabilities, losses, claims, damages or expenses, including reasonable attorney’s fees, that Escrow Agent may incur by reason of or based upon its actions under this Agreement other than as a result of the gross negligence or willful misconduct of Escrow Agent. This indemnification obligation shall survive the termination of this Agreement and the resignation or removal of Escrow Agent..

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	51 / 65

CONFIDENTIAL TREATMENT REQUESTED

Section 6. Rights, Duties and Immunities of Escrow Agent. Acceptance by Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which all parties to this Agreement hereby agree shall govern and control the rights, duties and immunities of Escrow Agent.

(a) The duties and obligations of Escrow Agent shall be determined solely by the express provisions of this Agreement and no duties or obligations shall be inferred or implied. Escrow Agent shall not be liable except for the performance of such duties and obligations as are expressly and specifically set out in this Agreement. Escrow Agent shall not be liable for the accuracy of any calculations made by any Escrow Party or the sufficiency of any funds for any purpose.

(b) Escrow Agent shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder.

(c) Escrow Agent is not a party to, and is not bound by, or required to comply with any agreement or other document out of which this Agreement may arise. Escrow Agent shall not be required to inquire as to the performance or observation of any obligation, term or condition under any other agreements or arrangements between the Escrow Parties. Escrow Agent shall be under no liability to any party hereto by reason of any failure on the part of either Escrow Party or any maker, guarantor, endorser or other signatory of any document or any other third party to perform, such party’s obligations under any such document. Except for amendments to this Agreement referred to herein, and except for notifications or instructions to Escrow Agent under this Agreement, Escrow Agent shall not be obliged to recognize or be chargeable with knowledge of any of the terms or conditions of any agreement between the Escrow Parties, notwithstanding that references thereto may be made herein and whether or not it has knowledge thereof.

(d) Escrow Agent shall not have any responsibility to determine the authenticity or validity of any notice, direction, instruction, instrument, document or other items delivered to it by any party, or for the identity, authority or rights of persons executing or delivering any such notice, direction, instruction, instrument, document, or other items delivered to it by such party or parties. Escrow Agent is authorized to comply with and rely upon any notice, direction, instruction or other communication reasonably believed by it to have been sent or given by either Escrow Party and, in the absence of willful misconduct or gross negligence, shall be fully protected in acting in accordance with such written direction or instructions given to it under, or pursuant to, this Agreement.

(e) Escrow Agent shall not be bound by any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced in writing and delivered to Escrow Agent signed by each party’s Authorized Representative and, if the duties or rights of Escrow Agent are affected, unless it shall give its prior written consent thereto. No person, firm or corporation will be recognized by Escrow Agent as a successor or assignee of either Escrow Party until there shall be presented to Escrow Agent evidence satisfactory to it of such succession or assignment. This Agreement shall not be deemed to create a fiduciary relationship among the parties hereto under state or federal law.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	52 / 65

CONFIDENTIAL TREATMENT REQUESTED

(f) If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Escrow Assigments (including but not limited to orders of attachment or any other forms of levies or injunctions or stays relating to the transfer of the Escrow Assignments), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

(g) Escrow Agent shall not be liable for any action taken or omitted or for any loss or damage resulting from its actions or its performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part, provided that Escrow Agent acts in accordance with this Agreement. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from either Escrow Party, or any entity acting on behalf of either, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Assignments, valued as of the date of loss.

(h) In the event of any ambiguity or uncertainty hereunder or in any notice or other communication received by Escrow Agent hereunder, Escrow Agent is hereby authorized by the Escrow Parties to refrain from taking any action other than to retain possession of the Escrow Assignments, unless Escrow Agent receives written instructions, signed by an Authorized Representative of both Escrow Parties which eliminates such ambiguity or uncertainty.

(i) Escrow Agent may consult with legal counsel of its own choosing (the fees of which shall be indemnifiable expenses pursuant to Section 9) as to any matter relating to this Agreement and Escrow Agent shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the advice or opinion of such counsel.

(j) In the event of any dispute or conflicting claim with respect to the payment, ownership or right of possession of the Escrow Account, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions. Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, except for its own gross negligence or willful misconduct, all or any part of the Escrow Assignments until such dispute shall have been settled either by mutual agreement of the parties concerned or by final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America (as notified to Escrow Agent in writing by the parties to the dispute or their authorized representatives and setting forth the resolution of the dispute). Escrow Agent shall be under no duty whatsoever to institute, defend or partake in such proceedings. The rights of Escrow Agent under this paragraph are in addition to all other rights which it may have by law or otherwise including, without limitation, the right to file an action in interpleader.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	53 / 65

CONFIDENTIAL TREATMENT REQUESTED

(k) Escrow Agent shall not incur liability for not performing any act or not fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the foreseeable control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, terrorism or the unavailability of the Federal Reserve Bank or other wire or communication facility).

(l) When Escrow Agent acts on any communication (including, but not limited to, communication with respect to the delivery of securities or the wire transfer of funds) sent by electronic transmission, Escrow Agent, absent gross negligence or willful misconduct, shall not be responsible or liable in the event such communication is not an authorized or authentic communication of the party involved or is not in the form the party involved sent or intended to send (whether due to fraud, distortion or otherwise). Escrow Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from Escrow Agent’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction.  Buyer or the Seller Escrow Party, as the case may be, absent gross negligence or willful misconduct, agrees to assume all risks arising out of the use of such electronic transmission to submit instructions and directions to Escrow Agent, including without limitation the risk of Escrow Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.

Section 7. Notices. All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement shall be in writing, signed by the proper party’s Authorized Representative and sent by: (i) personal delivery, overnight delivery by a recognized courier or delivery service, (ii) mailed by registered or certified mail, return receipt requested, postage prepaid, or (iii) electronic transmission, which includes fax machine, email with an imaged or scanned attachment (such as a .pdf) or other similar electronic transmission, (receipt confirmed); and shall become effective when delivered to the addresses noted below or such other address as may be substituted therefor by written notification by the proper party’s Authorized Representative. Notices to Escrow Agent shall be deemed to be effective when actually received by Escrow Agent’s Corporate Trust Department.

If to Buyer, to:

Inventergy, Inc.

19925 Stevens Creek Boulevard

Cupertino, CA 95014

Attention: Joseph Beyers

Email: Joe@Inventergy.com

If to the Seller, to:

Huawei Technologies Co., Ltd.

Section B, Huawei Industrial Base

Bantian, Longgang District

Shenzhen 518129

P.R.China

Attention: Ren Zhenwei(Wills)

Email: *

If to Escrow Agent, to:

[ ]

Attn:

Fax:

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	54 / 65

CONFIDENTIAL TREATMENT REQUESTED

Section 8. Termination. This Agreement shall terminate on the date on which all the Escrow Assignments have been disbursed or returned pursuant to Section 6 or Section 8 of this Agreement.

Section 9. Continuing Obligations. The obligations under Sections 6, 7, 8, 9 and 10 hereof shall survive the resignation or removal of Escrow Agent, the termination of this Agreement and the payment of all amounts hereunder.

Section 10. Inconsistent Provisions. The Escrow Parties agree that to the extent that the provisions of any other agreement relating to the Escrow Assignments are inconsistent with the terms of this Agreement, the terms of this Agreement shall control.

Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.  Escrow Agent shall not be deemed to be transacting a banking or trust businesses or otherwise doing business in Hong Kong for any purpose whatsoever solely by virtue of the choice of Hong Kong law to govern the terms of this Agreement.

Section 12. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original, and all of which together shall constitute but one and the same instrument. Executed copies of this Agreement delivered pursuant to Section 11 above shall be as effective as an original to bind the parties.

Section 13. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

Section 14. Authorized Representative. The Escrow Parties hereby identify to Escrow Agent the officers, employees or agents designated on Schedule I attached hereto as an Authorized Representative with respect to any notice, certificate, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document or communication required or permitted to be furnished to Escrow Agent. Such Schedule I may be amended and updated by written notice to Escrow Agent with a copy to the other party to this Agreement provided that failure to furnish such copy shall not affect the validity of such notice to Escrow Agent. Escrow Agent shall be entitled to rely on such original or amended Schedule I with respect to any party until a new Schedule I is furnished by such party to Escrow Agent.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	55 / 65

CONFIDENTIAL TREATMENT REQUESTED

Section 15. Jurisdiction and Choice of Law. This Agreement shall be governed by the laws of Hong Kong, without giving effect to principles of conflicts of law. All disputes, controversies and differences between the Parties arising out of or relating to this Agreement shall be settled amicably through negotiations in good faith. If any dispute or controversy cannot be settled amicably through negotiations within a thirty (30) calendar day period, it shall be submitted to Hong Kong International Arbitration Centre. The award of the arbitration shall be final and binding upon the Parties. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

Section 16. Miscellaneous.

(a) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

(b) This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

(c) Each party hereby represents and warrants (i) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (ii) that, to its knowledge, the execution, delivery and performance of this Agreement by the parties hereto does not violate any applicable law or regulation.

(d) The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

(e) Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by Buyer’s and Seller’s Escrow Party’s Authorized Representative and Escrow Agent, and no waiver of any provision hereof will be effective unless expressed in a writing signed by Buyer’s and the Seller Escrow Party’s Authorized Representative and Escrow Agent.

(f) No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	56 / 65

CONFIDENTIAL TREATMENT REQUESTED

(g) Any entity into which Escrow Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which Escrow Agent will be a party, or any entity succeeding to all or substantially all the business of Escrow Agent will be the successor of Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

[Signature Page to Follow]

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	57 / 65

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

By
Name:
Title:

By
Name:
Title:

as Escrow Agent

By
Name:
Title:

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	58 / 65

CONFIDENTIAL TREATMENT REQUESTED

Schedule I

ESCROW ACCOUNT SIGNING AUTHORITY

Authorized Representative(s) of Buyer

The undersigned certifies that each of the individuals listed below is an Authorized Representative of Buyer with respect to any instruction or other action to be taken in connection with the Escrow Agreement and [ ] shall be entitled to rely on such list until a new list is furnished to [ ].

Signature: _________________________ Print: Joseph W. Beyers Title: CEO, Authorized Person Phone: 408-973-7896 Fax: Email: Joe@Inventergy.com	Signature: _________________________ Print: Wayne P. Sobon Title: General Counsel, Authorized Person Phone: 408-973-7896 Fax: Email: Wayne@Inventergy.com

The undersigned further certifies that he or she is duly authorized to sign this Escrow Account Signing Authority.

Signature: _________________________ **

Name:

Its:

Date:

**To be signed by corporate secretary/assistant secretary on the same copy as the Authorized Representative(s). When the secretary is among those authorized above, the president must sign in the additional signature space provided below. For entities other than corporations, an authorized signatory not signing above should sign this Escrow Account Signing Authority.

(Additional signature, if required)

Signature: _________________________

Name:

Its:

Date:

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	59 / 65

CONFIDENTIAL TREATMENT REQUESTED

Authorized Representative(s) of the Seller

The undersigned certifies that each of the individuals listed below is an Authorized Representative of the Seller with respect to any instruction or other action to be taken in connection with the Escrow Agreement and [ ] shall be entitled to rely on such list until a new list is furnished to [ ].

Signature: _________________________ Print: Ding Jianxin Title: Director of IP Phone: Fax: Email:	Signature: _________________________ Print: Ren Zhenwei Title: IP Counsel Phone: Fax: Email:

The undersigned further certifies that he or she is duly authorized to sign this Escrow Account Signing Authority.

Signature: _________________________ **

Name:

Its:

Date:

**To be signed by corporate secretary/assistant secretary on the same copy as the Authorized Representative(s). When the secretary is among those authorized above, the president must sign in the additional signature space provided below. For entities other than corporations, an authorized signatory not signing above should sign this Escrow Account Signing Authority.

(Additional signature, if required)

Signature: _________________________

Name:

Its:

Date:

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	60 / 65

CONFIDENTIAL TREATMENT REQUESTED

PAGE INTENTIONALLY LEFT BLANK

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	61 / 65

CONFIDENTIAL TREATMENT REQUESTED

Schedule II

ESCROW AGENT COMPENSATION

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	62 / 65

CONFIDENTIAL TREATMENT REQUESTED

 PAGE INTENTIONALLY LEFT BLANK

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	63 / 65

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT G

*

*

*The * shall include its current, further *, *, * and *, or its *.

“*” shall have the meaning of *.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	64 / 65

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT H

*

*

*The * shall include *, *, * (as defined in Exhibit G), *, *.

List A

*

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Huawei Inventergy Confidential	65 / 65